SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of Earliest Event Reported): February 14, 2001


                             CHARLES & COLVARD, LTD.
             (Exact name of Registrant as specified in its charter)



      North Carolina                      0-23329              56-0308470
(State or other jurisdiction of     (Commission File No.)    (IRS Employer
incorporation or organization)                             Identification No.)





                             3800 Gateway Boulevard
                                    Suite 310
                        Morrisville, North Carolina 27560
          (Address of principal executive offices, including zip code)
                                 (919) 468-0399
              (Registrant's telephone number, including area code)



                        (Former name or Former Address if
                           Changed Since Last Report)

ITEM 5.    Other Events.

         Charles & Colvard, Ltd. (the "Company") has extended the expiration date of its offering of common stock pursuant to nontransferable subscription rights until 5 p.m., Eastern Standard Time, on February 16, 2001, unless further extended. As of the February 14, 2001, in excess of $5 million in subscriptions had been received by the subscription agent. Also, the subscription agent had received in excess of $1 million in additional funds for which subscription documents had not been received.

          A copy of the press release issued by the Company, that discusses the offering, is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)    Exhibits
                  --------

           99.1     Press Release dated February 15, 2001.

                                    SIGNATURE

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHARLES & COLVARD, LTD.


Date: February 15, 2001            By: /s/ Robert S. Thomas
                                        ---------------------------------------
                                           Robert S. Thomas
                                           President and Chief Executive Officer